FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS Y
	PTEIX	PEIBX	PNNCX	PNYMX	PNYYX

Putnam New York Tax Exempt Income Fund

Summary prospectus

3 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

Putnam New York Tax Exempt Income Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 3/30/14, are incorporated by reference into this summary prospectus.

Goal

Putnam New York Tax Exempt Income Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as we believe is consistent with preservation of capital.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 13 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.44%	0.22%†	0.09%	0.75%
Class B	0.44%	0.85%	0.09%	1.38%
Class C	0.44%	1.00%	0.09%	1.53%
Class M	0.44%	0.50%	0.09%	1.03%
Class Y	0.44%	N/A	0.09%	0.53%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

     †  Represents a blended rate.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$474	$630	$800	$1,293
Class B	$640	$737	$955	$1,485
Class B (no redemption)	$140	$437	$755	$1,485
Class C	$256	$483	$834	$1,824
Class C (no redemption)	$156	$483	$834	$1,824
Class M	$427	$642	$875	$1,543
Class Y	$54	$170	$296	$665

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 11%.

Investments, risks, and performance

Investments

We invest mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. The value of bond investments is also affected by changing market perceptions of the risk of default. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Interest the fund receives might be taxable.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/13)

Share class	1 year	5 years	10 years
Class A before taxes	–8.35%	4.99%	3.12%
Class A after taxes on distributions	–8.36%	4.99%	3.08%
Class A after taxes on distributions and sale of fund shares	–3.21%	4.85%	3.32%
Class B before taxes	–9.73%	4.86%	3.03%
Class C before taxes	–6.20%	5.03%	2.72%
Class M before taxes	–7.89%	4.88%	2.90%
Class Y before taxes	–4.31%	6.11%	3.69%
Barclays Municipal Bond Index (no deduction for fees, expenses or taxes)	–2.55%	5.89%	4.29%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Thalia Meehan, Portfolio Manager, portfolio manager of the fund since 2006

Paul Drury, Portfolio Manager, portfolio manager of the fund since 2002

Susan McCormack, Portfolio Manager, portfolio manager of the fund since 2002

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund intends to distribute income that is exempt from federal income tax and personal income tax of the state and city identified in the fund’s name, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities or capital gains realized on the disposition of its investments.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP051 286567 3/14 Putnam Retail Management